UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Commerce Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Online
Go to www.envisionreports.com/CBSH or scan
the QR code - login details are located in the
shaded bar below.
Votes submitted electronically must be received by
11:00 p.m., Central Time, Tuesday, April 16, 2019,
except proxies submitted for shares held in
Company's Participating Investment Plan must be
received by 11:00 p.m., Central Time, on April 10, 2019.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for Commerce Bancshares Shareholder Meeting to be Held on April 17, 2019.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/CBSH

Easy Online Access — View your proxy materials and vote.
Step 1: Go to www.envisionreports.com/CBSH.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
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Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 7, 2019 to facilitate timely delivery.

Shareholder Meeting Notice

Commerce Bancshares, Inc.’s Annual Meeting of Shareholders will be held on April 17, 2019, at The Auditorium on the 15th Floor of the Commerce Trust Building at 922 Walnut Street, Kansas City, Missouri, at 9:30 a.m. Central Time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2-4:

1.	Nominees: Class of 2022
01 - Earl H. Devanny, III
02 - Benjamin F. Rassieur, III
03 - Todd R. Schnuck
04 - Andrew C. Taylor

2.	Proposal Two - Ratification of the Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2019.

3.	Proposal Three - Say on Pay - Advisory approval of the Company’s Executive Compensation.

4.	Proposal Four - Approve the Amendment of the Company's Articles of Incorporation to increase the number of shares of authorized common stock.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

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Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet – Go to www.envisionreports.com/CBSH. Click Cast Your Vote or Request Materials.

–	Phone – Call us free of charge at 1-866-641-4276.

–
Email – Send an email to investorvote@computershare.com with “Proxy Materials Commerce Bancshares, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 7, 2019.